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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): July 23, 2004

                 REINSURANCE GROUP OF AMERICA, INCORPORATED
           (Exact Name of Registrant as Specified in its Charter)




           MISSOURI                   1-11848               43-1627032

(State or other Jurisdiction of   (Commission File        (IRS Employer
        Incorporation)                Number)         Identification Number)



                        1370 TIMBERLAKE MANOR PARKWAY
                        CHESTERFIELD, MISSOURI 63017

                   (Address of Principal Executive Office)



                               (636) 736-7000

            (Registrant's telephone number, including area code)






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ITEM 5.  OTHER EVENTS

On July 23, 2004, Reinsurance Group of America, Incorporated ("RGA") issued a press release announcing the retirement of director Stewart G. Nagler, and the election of director Leland C. Launer, Jr. as chairman of the board. A copy of this press release is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Exhibits.

         99.1 Press Release of Reinsurance Group of America, Incorporated dated July 23, 2004.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Reinsurance Group Of America, Incorporated

Date: July 23, 2004               By:    /s/ Jack B. Lay
                                         -----------------------------------
                                  Name:  Jack B. Lay
                                  Title: Executive Vice President and
                                         Chief Financial Officer



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                                EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Press Release of Reinsurance Group of America, Incorporated dated July 23, 2004.








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